SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only

[X]  Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Commonwealth Bancorp, Inc.
-------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______


     (2)  Aggregate number of securities to which transaction applies:_________


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______

     (4)  Proposed maximum aggregate value of transaction:_____________________

     (5)  Total fee paid:______________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:______________________________________________

     (2)  Form, schedule or registration statement no.:________________________

     (3)  Filing party:________________________________________________________

     (4)  Date filed:__________________________________________________________


                    [Commonwealth Bancorp Letterhead]











                                                                 March 15, 2002



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Commonwealth Bancorp, Inc. The meeting will be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania on Tuesday, April 16, 2002 at 9:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Commonwealth Bancorp, Inc. is sincerely appreciated.

                                   Sincerely,


                                   /s/Charles H. Meacham

                                   Charles H. Meacham
                                   Chairman of the Board
                                   and Secretary



                         COMMONWEALTH BANCORP, INC.
                          Commonwealth Bank Plaza
                          2 West Lafayette Street
                      Norristown, Pennsylvania  19401
                              (610) 313-1600
                              ______________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON APRIL 16, 2002
                              ______________


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Commonwealth Bancorp, Inc. (the "Company") will be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania, on Tuesday, April 16, 2002 at 9:00 a. m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

    (1) To elect three (3) directors for a three-year term and until their successors are elected and qualified;

    (2)  To ratify the appointment by the Board of Directors of Beard
         Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

    The Board of Directors has fixed March 1, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                  By Order of the Board of Directors



                                  /s/ Charles H. Meacham
                                  Charles H. Meacham
                                  Chairman of the Board
                                  and Secretary

Norristown, Pennsylvania
March 15, 2002

-------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU
PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
-------------------------------------------------------------------------------



                         COMMONWEALTH BANCORP, INC.

                              ______________

                              PROXY STATEMENT
                              ______________


                       ANNUAL MEETING OF STOCKHOLDERS

                              APRIL 16, 2002


    This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock"), of Commonwealth Bancorp, Inc. (the "Company"), a Pennsylvania corporation and the holding company for Commonwealth Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania on Tuesday, April 16, 2002 at 9:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 15, 2002.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Charles H. Meacham, Chairman of the Board and Secretary, Commonwealth Bancorp, Inc., 2 West Lafayette Street, Norristown, Pennsylvania 19401); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                   VOTING

    Only stockholders of record of the Company at the close of business on March 1, 2002 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were approximately 10,192,027 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

    The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

    Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."



        INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                 WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

    The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors.

    No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

    The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.


         Nominees for Director for Three-Year Term Expiring in 2005


                                               Position with the Company and
                                               Principal Occupation                        Director
       Name                    Age             During the Past Five Years                  Since(1)
       ----                    ---             --------------------------                  --------
Joseph E. Colen, Jr.           62              Director; Chairman of Machined                1983
                                               Metals Co., Inc., President of
                                               Jennings International Co. and
                                               President of Oak-Corson Realty Co.

Michael T. Kennedy             47              Director; Chairman, President                 1997
                                               and Chief Executive Officer of
                                               Radnor Holdings Corporation

Patrick J. Ward                46              Director; President of the                    2001
                                               Company and the Bank since
                                               1996, Chief Executive Officer
                                               of the Company since 2001,
                                               Chairman of the Board and
                                               Chief Executive Officer of the
                                               Bank since 2001.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

                                      2



Members of the Board of Directors Continuing in Office


                    Directors With Terms Expiring in 2003


                                               Position with the Company and
                                               Principal Occupation                        Director
       Name                    Age             During the Past Five Years                  Since(1)
       ----                    ---             --------------------------                  --------
Charles H. Meacham             55              Chairman of the Board of the                  1988
                                               Company since 1992 and
                                               Secretary of the Company since
                                               2001; previously Chairman of
                                               the Board and Chief Executive
                                               Officer of the Company and the
                                               Bank from 1992 to 2001.

Harry P. Mirabile              67              Director; Retired, previously                 1990
                                               Secretary and Treasurer of
                                               Mirabile Beverage Company

Joanne Harmelin                57              Director; President and Chief                 1998
                                               Executive Officer of Harmelin
                                               and Associates, Inc.






                    Directors With Terms Expiring in 2004


                                               Position with the Company and
                                               Principal Occupation                        Director
       Name                    Age             During the Past Five Years                  Since(1)
       ----                    ---             --------------------------                  --------
George C. Beyer, Jr.           63              Director; Chairman of Valley                  1990
                                               Forge Financial Group, Inc.

Martin E. Kenney, Jr.          54              Director; Chairman and Chief                  1999
                                               Executive Officer of WRC Media, Inc.

James D. Danella               53              Director, President and Chief                 2001
                                               Executive Officer of the Danella
                                               Companies, Inc.


_______________

   (1) Includes service as a director of the Bank.



                                      3



Stockholder Nominations

   Article III, Section 3.12 of the Company's Bylaws governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

   Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the Annual Meeting.

The Board of Directors and Its Committees

   Regular meetings of the Board of Directors of the Company and the Bank are typically held on a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were ten meetings of the Board of Directors of the Company held during 2001. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board on which the director served during 2001.

   The Board of Directors of the Company has established various committees, including Executive and Audit Committees. The entire Board of Directors acts as a nominating committee for the nomination of persons to serve as directors.

   The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, except that loan approvals in excess of certain limits must be approved by the Board of Directors. Currently, Messrs. Meacham, Colen, Kennedy and Ward serve as members of this committee. The Executive Committee met three times during 2001.

   The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Kennedy, Danella, Kenney and Mirabile serve as members of this committee. The Audit Committee met five times during 2001. The members are independent as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market.

                                      4



Report of the Audit Committee

   The Audit Committee has reviewed and discussed the December 31, 2001 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90 "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                                                Michael T. Kennedy
                                                James D. Danella
                                                Martin E. Kenney, Jr.
                                                Harry P. Mirabile


Executive Officers Who Are Not Directors

  The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.


        Name                Age                       Position
------------------------  -------  --------------------------------------------

Brian C. Zwaan              43     Senior Executive Vice President- Commercial
                                   Banking

David K. Griest             50     Executive Vice President - Information
                                   Services

Charles M. Johnston         46     Executive Vice President and Chief Financial
                                   Officer

William J. Monnich          51     Executive Vice President - Community Banking


  Set forth below is a brief description of the background of each executive officer of the Company and the Bank who is not a director for at least the last five years.

  Brian C. Zwaan.  Mr. Zwaan has served as Senior Executive Vice President
- Commercial Banking since January 2002 and as Executive Vice President - Commercial Banking from April 2001 until December 2001. From February 1998 until April 2001, Mr. Zwann served as Senior Vice President - Commercial Banking. From 1996 until 1998, Mr. Zwaan served as Chief Financial Officer of Nobel Education Dynamics, Inc. From 1990 until 1996, he held various management positions with Summit Bank of Pennsylvania.

  David K. Griest. Mr. Griest has served as Executive Vice President - Information Systems since January 2002 and as Senior Vice President - Information Systems from December 1996 until December 2001. From February 1989 until December 1996, Mr. Griest served as Vice President - Computer Systems and Services.

  Charles M. Johnston. Mr. Johnston has served as Executive Vice President and Chief Financial Officer since January 2002 and as Senior Vice President and Chief Financial Officer from December 1996 until December 2001. From 1994 until 1996, Mr. Johnston served as Chief Financial Officer of TFC Enterprises Inc. From 1984 until 1994, he held various management positions with Mellon Bank Corporation.

                                      5



  William J. Monnich.  Mr. Monnich has served as Executive Vice President
- Community Banking since January 2002 and as Senior Vice President - Community Banking from January 1995 until December 2001. From September 1992 until January 1995, Mr. Monnich served as Vice President - Community Banking. Prior to joining the Bank in September 1992, he served in a variety of management positions with CoreStates Financial Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended
("Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its executive officers and directors were met.

























                                      6



                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of the Common
Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company,
(iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                                          Amount and Nature
      Name of Beneficial                    of Beneficial
      Owner or Number of                   Ownership as of          Percent of
       Persons in Group                   March 1, 2002(1)(2)      Common Stock
       ----------------                   -------------------      ------------

Commonwealth Bancorp, Inc.                  1,107,972(3)               10.9%
  Employee Stock Ownership
  Plan Trust
  2 West Lafayette Street
  Norristown, Pennsylvania 19401

Wanger Asset Management LP                    894,000(4)               8.8
  227 W. Monroe Street, Suite 3000
  Chicago, Illinois 60606

Dimensional Fund Advisors, Inc.               626,300(5)               6.1
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

Directors:

 Charles H. Meacham                           386,673(6)               3.7
 Patrick J. Ward                              199,538(7)               1.9
 George C. Beyer, Jr.                         152,504(8)               1.5
 Joseph E. Colen, Jr.                         123,950(9)               1.2
 James D. Danella                                 630                    *
 Joanne Harmelin                               29,521(10)                *
 Michael T. Kennedy                            23,100(11)                *
 Martin E. Kenney                              12,725(12)                *
 Harry P. Mirabile                            147,997(13)              1.4

Executive Officers:
 Brian C. Zwaan                                47,761(14)                *
 David K. Griest                               89,456(15)                *
 Charles M. Johnston                           53,434(16)                *
 William J. Monnich                           116,284(17)              1.1

All directors and executive                 1,383,573(18)             12.7%
 officers as a group (13 persons)

_________________

    *   Represents less than 1% of the outstanding Common Stock.

                                      7



(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) The Commonwealth Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, National Association, which acts as trustee of the plan ("Trustee"). As of the Voting Record Date, 550,900 shares of Common Stock held in the Trust were unallocated and 557,072 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the Trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(4) According to filings under the Exchange Act, Wanger Asset Management, L.P., a registered investment advisor ("WAM") and Wanger Asset Management, Ltd, the general partner of WAM, beneficially own 894,000 shares, which have been acquired by WAM on behalf of its discretionary clients, including Acorn Investment Trust.

(5) According to filings under the Exchange Act, Dimensional Fund Advisors, Inc., a registered investment advisor, serves as investment advisor or manager to certain investment companies, trusts and accounts. The indicated shares are owned by advisory clients of Dimensional Fund Advisors.

(6) Includes 30,269 shares held by Mr. Meacham's wife and 198,499 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 1,464 shares held jointly with Mr. Ward's wife, 733 shares held on behalf of Mr. Ward in the Company's Voluntary Investment Plan ("VIP"), 9,340 shares allocated to him pursuant to the ESOP and 146,190 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(8) Includes 5,479 shares held jointly with Mr. Beyer's wife, 28,850 shares held by Mr. Beyer's wife, 29,885 shares held in a partnership in which Mr. Beyer is the general partner, and 30,216 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(9)  Includes 8,828 shares held jointly with Mr. Colen's wife and children and
     17,200 shares held in a trust in which Mr. Colen is a co-trustee.   Also
     includes 44,628 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                                      8



(10) Includes 2,150 shares held by Ms. Harmelin's husband and 20,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 20,600 shares which may be acquired by Mr. Kennedy upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(12) Includes 10,600 shares which may be acquired by Mr. Kenney upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 23,155 shares held jointly with Mr. Mirabile's wife, 3,831 shares held by Mr. Mirabile's wife and 30,216 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 334 shares held on behalf of Mr. Zwaan in the VIP, 5,600 shares held in the Company's Recognition Plan ("Recognition Plan"), which may be voted by Mr. Zwaan pending vesting and distribution, 1,740 shares allocated to him pursuant to the ESOP and 35,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(15) Includes 1,000 shares held in custody for Mr. Griest's children, 3,394 shares held on behalf of Mr. Griest in the VIP, 6,848 shares allocated to him pursuant to the ESOP and 46,425 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(16) Includes 238 shares held on behalf of Mr. Johnston in the VIP, 2,819 shares allocated to him pursuant to the ESOP and 46,425 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(17) Includes 1,001 shares held on behalf of Mr. Monnich in the VIP, 7,600 shares allocated to him pursuant to the ESOP and 83,726 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(18) Includes 5,700 shares held on behalf of executive officers in the VIP, 5,600 shares held in the Recognition Plan, which may be voted by an executive officer pending vesting and distribution, 28,347 shares allocated to executive officers pursuant to the ESOP and 713,125 shares which may be acquired by executive officers and directors upon the exercise of stock options exercisable within 60 days of the Voting Record Date.














                                      9



                           MANAGEMENT COMPENSATION

Summary Compensation Table

    The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the four most highly compensated executive officers of the Company and its subsidiaries during the year ended December 31, 2001.


                                                      Annual Compensation                 Long Term Compensation
                                             ----------------------------------------     ----------------------
                                                                          Other
    Name and                                                              Annual          Stock                       All Other
Principal Position                 Year      Salary(2)     Bonus(3)   Compensation(4)     Grants     Options(5)     Compensation(6)
------------------                 ----      ---------     --------   ---------------     ------     ----------     ---------------
Charles H. Meacham(1)              2001      $146,832       $     0         $0              $0          3,000           $ 9,784
 Chairman of the Board             2000       387,218       142,314          0               0         16,000            30,730
                                   1999       337,818       162,641          0               0          7,000            33,117

Patrick J. Ward(1)                 2001       288,704       132,795          0               0         25,000            44,059
 President and Chief               2000       235,387        86,298          0               0         25,000            34,192
 Executive Officer                 1999       219,435        98,374          0               0              0            34,894

Brian C. Zwaan                     2001       190,192        85,674          0               0         16,000            25,172
 Senior Executive Vice             2000       144,636        44,829          0               0         15,000            19,618
 President - Commercial Banking    1999       135,313        55,175          0               0              0            18,758

William J. Monnich                 2001       149,750        55,722          0               0         12,000            30,391
 Executive Vice President-         2000       143,196        44,362          0               0         12,000            23,085
 Community Banking                 1999       135,679        55,269          0               0              0            23,624

Charles M. Johnston                2001       149,741        55,722          0               0         10,000            26,342
 Executive Vice President          2000       143,001        44,291          0               0         10,000            20,285
 and Chief Financial Officer       1999       136,249        55,557          0               0              0            20,972

David K. Griest                    2001       139,615        51,940          0               0         10,000            26,787
 Executive Vice President -        2000       129,637        40,191          0               0         10,000            20,250
 Information Services              1999       120,372        49,083          0               0              0            20,241


_______________

(1) Mr. Meacham served as Chief Executive Officer until his retirement in May 2001, at which time Mr. Ward was elected Chief Executive Officer.
(2) Includes amounts deferred by the named executive officer pursuant to the VIP, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code.
(3) Consists of bonuses paid under the Bank's Management Incentive Compensation Plan which awards are based on a combination of the Bank's financial performance and an individual or group rating for the year indicated.
(4) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Bank automobiles. In the opinion of management, the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(5) Consists of options to purchase Common Stock at exercise prices ranging from $13.88 to $18.20 per share.

                                     10



(6) Consists of estimated amounts allocated for the year ended December 31, 2001 on behalf of Messrs. Ward, Zwaan, Monnich, Johnston and Griest pursuant to the ESOP of $27,831, $19,428, $23,260, $19,961, and $20,829,
    respectively. Includes matching and estimated profit sharing contributions by the Bank for 2001 under the VIP to the accounts of Messrs. Meacham, Ward, Zwaan, Monnich, Johnston and Griest of $1,074, $1,900, $1,618, $1,980, $1,938 and $1,785, respectively. Reflects contributions by the Bank for 2001 under the target benefit pension plan of $6,200, $4,126, $5,150 , $4,443 and $4,174 to the accounts of
    Messrs. Ward, Zwaan, Monnich, Johnston and Griest, respectively. Also reflects $583 paid in lieu of certain insurance benefits in 2001 to Mr. Meacham and $8,127 allocated in 2001 on behalf of each of Messrs. Meacham and Ward pursuant to the Company's Excess Benefit Plan.

Director Compensation

    Board Fees. During the year ended December 31, 2001, each member of the Board of Directors of the Bank received an annual fee of $12,200, plus $900 for each meeting attended. Board members also received a fee of $500 for each committee meeting attended during 2001. The Chairman of the Compensation Committee also received an annual retainer of $1,000. Mr. Kennedy waives all fees in connection with his service as a member of the Board and as Chairman of the Audit Committee. Since 1999, annual fees have been paid in shares of Common Stock in lieu of cash.

    Directors' Stock Option Plans. The Company has adopted the 1993 Directors' Stock Option Plan (the "1993 Directors Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1993 Directors Plan, each non-employee director of the Bank at that time was granted a compensatory stock option to purchase 12,970 shares of Common Stock on January 21, 1994 and an option to purchase 1,442 shares of Common Stock on January 21, 1995. Options granted pursuant to the 1993 Directors Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and are vested and exercisable six months from the date of grant. The exercise prices relating to the options granted on January 21, 1994 and January 21, 1995 are $4.81 and $6.49, respectively. The exercise prices and share amounts have been adjusted for exchange in the Conversion and Reorganization.

     The Company has also adopted the 1996 Stock Option Plan, pursuant to which each non-employee director at that time was granted on December 17, 1996 an option to purchase 29,616 shares of Common Stock at an exercise price of $14.375, which vests at the rate of 20% per year from the date of grant.
Also, pursuant to the 1996 Stock Option Plan, Michael T. Kennedy, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $21.375 in December 1997, Joanne Harmelin, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $20.50 in March 1998, and Martin Kenney, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $18.125 in September 1999, which grants vest at the rate of 20% per year from the date of grant.

    In addition, the Company has adopted the 2000 Incentive Stock Option
Plan, pursuant to which each non-employee director at that time was granted on July 18, 2000 an option to purchase 3,000 shares of Common Stock at an exercise price of $13.875 per share and on June 19, 2001, each non-employee director at that time was granted an option to purchase 3,000 shares of Common Stock at an exercise price of $18.20 per share. These grants vest at the rate of 20% per year from the date of grant.

    Recognition Plan for Directors. The Company has adopted the 1993 Recognition Plan for Directors ("1993 Directors Recognition Plan") which provides for the grant of restricted Common Stock to non-employee directors. Pursuant to the 1993 Directors Recognition Plan, each non-employee director of the Bank at that time was granted 3,043 shares of restricted stock on January 21, 1994 and 339 shares of restricted stock on January 21, 1995. The restricted stock granted pursuant to the 1993 Directors Recognition Plan vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Recognition Plan, pursuant to which each non-employee director at that time was granted on December 17, 1996, 14,130 shares of restricted Common Stock, which vest at the rate of 20% per year from the date of grant.

                                     11



Employment Agreements

    The Bank has entered into employment agreements with each of Messrs.
Ward, Zwaan, Monnich, Johnston and Griest pursuant to which the Bank agreed to employ these persons in their respective positions for a term of three years with a current base salary of $334,800, $212,500, $158,500, $158,500 and
$147,500, respectively. Each such salary may be increased in the discretion of the Board of Directors of the Bank but may not be decreased during the term of the employment agreement without the prior written consent of the affected officer. On an annual basis, the Board of Directors of the Bank considers whether to renew each employment agreement for an additional year. Each employment agreement is terminable with or without cause by the Bank. The employment agreements between the Bank and the officers provide that in the event of a wrongful termination of employment (including a voluntary termination by the officer as a result of the Bank's material breach of the agreement), Messrs. Ward and Zwaan would be entitled to an amount of cash severance which is equal to two times the officer's base salary as of the date of termination (one times base salary for the other officers), and Messrs. Ward and Zwaan would be entitled to continued participation in certain employee benefit plans of the Bank for a period of 24 months (12 months for the other officers), in each case assuming no Change in Control of the Company (as defined) had occurred or was contemplated by a written agreement still in effect. If the officer's employment was wrongly terminated (including a termination by the officer as a result of certain adverse actions taken with respect to his employment following a Change in Control) after a Change in Control had occurred or was contemplated by a written agreement still in effect, then Messrs. Ward and Zwaan would be entitled to a lump sum cash severance amount equal to three times the officer's highest annual base salary and bonus paid during the prior three years (two times for the other officers), and Messrs. Ward and Zwaan would be entitled to continued participation in certain employee benefit plans for a period of 36 months (24 months for the other officers). The employment agreements with the Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    The Company has also entered into employment agreements with Messrs.
Ward and Johnston to serve on terms substantially similar to the agreement entered into between the executives and the Bank, except as provided below. The executive's compensation, benefits and expenses are paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each company. The agreements with the Company provide that severance payments to Mr. Ward (a) in the absence of a Change in Control shall be two times his current base salary paid by the Company plus fringe benefits for 24 months, and (b) upon a Change in Control shall be equal to three times that portion of his highest base salary and bonus paid by the Company during the prior three years, plus fringe benefits for 36 months and the amounts not able to be paid by the Bank because of Section 280G of the Internal Revenue Code. The amounts payable to Mr. Ward by the Company in the event of a change in control may constitute "parachute payments" under Section 280G of the Internal Revenue Code, and the amounts payable by the Company are not subject to reduction as are the amounts payable by the Bank. In addition, Mr. Ward's agreement with the Company provides that the Company shall reimburse him for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for his payment of state and federal income, excise and other employment-related taxes on the additional payments. Mr. Johnston's employment agreement with the Company provides that his severance payments and benefits shall be (i) two times that portion of his highest base salary and bonus paid by the Company during the prior three years plus fringe benefits for 24 months in the event of a Change in Control (or one times his current base salary from the Company plus fringe benefits for 12 months in the absence of a Change in Control), and (ii) reduced to the extent necessary so that they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.

                                     12



    Although the above described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

    Charles H. Meacham served as Chief Executive Officer of the Company and the Bank until his retirement in May 2001. Prior to his retirement, Mr. Meacham had entered into employment agreements with the Company and the Bank on terms similar to those described above for Mr. Ward. Upon his retirement, the Company and the Bank entered into an agreement with Mr. Meacham to be ensured of his continued participation with the Company and the Bank and to serve as Chairman of the Board and Secretary. Under the new agreement, Mr. Meacham relinquished his rights under the previous agreements, which were terminated, and the Company and Bank agreed to provide Mr. Meacham with continued health and accident insurance coverage similar to his existing coverage for five years, increased the benefits paid to Mr. Meacham upon retirement under the SERP by $454,600, and continued his participation in various of the Company's benefit plans. In addition, Mr. Meacham agreed that he will not compete with the Company by serving with another banking or financial services company in the Bank's market area for three years after he ceases to be a director of the Company or the Bank.

Indebtedness of Management

    As a result of the application of Section 22(h) of the Federal Reserve
Act to savings associations, effective August 1989, any credit extended by a savings association, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 2001, six of the directors and executive officers of the Company or the Bank had aggregate loan balances in excess of $60,000, which amounted to $4.7 million in the aggregate. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

Stock Options

    The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 2001.


                                  Option Grants in Last Fiscal Year
============================================================================================================================
                                                                                                 Potential Realizable Value
                                                                                                   at Assumed Annual Rates
                                                                                                 of Stock Price Appreciation
                                 Individual Grants                                                    for Option Term(3)
----------------------------------------------------------------------------------------------------------------------------
                              Options         % of Total Options      Exercise       Expiration
      Name                    Granted        Granted to Employees       Price          Date                 5%          10%
----------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham              3,000                1.8%              $18.20          6/19/11        $ 34,338     $ 87,018

Patrick J. Ward                25,000               14.9                18.20          6/19/11         286,147      725,153

Brian C. Zwaan                 16,000                9.6                18.20          6/19/11         183,134      464,098

William J. Monnich             12,000                7.2                18.20          6/19/11         137,351      348,073

Charles M. Johnston            10,000                6.0                18.20          6/19/11         114,459      290,061

David K. Griest                10,000                6.0                18.20          6/19/11         114,459      290,061
============================================================================================================================

                                      13



    (1) Percentage of options granted to all employees during 2001.
    (2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.
    (3) Assumes compounded rates of return over the ten-year life of the options. This would represent future stock prices of $29.65 and $47.21 at compounded rates of return of 5% and 10%, respectively.

    The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 2001 and options held at December 31, 2001.

==================================================================================================================================
                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------------

                                                                Number of Unexercised Options        Value of Unexercised Options
                             Shares                                      at Year End                       at Year End (3)
                            Acquired
                               on              Value            ------------------------------------------------------------------
         Name               Exercise         Realized           Exercisable      Unexercisable      Exercisable      Unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham           113,274       $1,494,084(1)            198,499             15,800       $1,491,630           $117,770
Patrick J. Ward                    0                0               146,190             45,000        1,545,334            264,250
Brian C. Zwaan                     0                0                35,000             36,000          109,625            183,700
William J. Monnich                 0                0                83,726             30,485          956,702            195,921
Charles M. Johnston                0                0                46,425             18,000          334,189            105,700
David K. Griest                9,765          171,766(2)             46,425             18,000          334,189            105,700
==================================================================================================================================

    (1) Based upon a per share market price of $18.00 on April 23, 2001, the date of exercise.
    (2) Based upon a per share market price of $22.40 on December 17, 2001, the date of exercise.
    (3) Based upon a per share market price of $22.15 on December 31, 2001.

Target Benefit Plan

    The Bank maintains a target benefit pension plan ("Target Plan") for the benefit of its employees. The Target Plan is a money purchase plan, established effective January 1, 1997 in connection with the termination of the Bank's defined benefit pension plan. Contributions are made by the Bank to the plan based upon the assumed amount necessary to fund a target benefit, which is expressed by means of a formula based upon average compensation and years of service of the participant. The Bank's contribution is based upon the target benefit and other factors based on the age of the participant. Amounts contributed by the Bank to the Target Plan for the account of the named executive officers are included in the summary compensation table above.

Voluntary Investment Plan

    The Bank maintains a Voluntary Investment Plan ("VIP") for the benefit of its employees. The VIP is a defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code. Participants may contribute to the VIP by salary reduction up to 15% (6% for highly compensated employees) of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $11,000 in each plan year. Pursuant to the VIP and the trust agreement entered into between the Bank and the VIP trustee, all funds contributed are held in a trust fund, which are invested at the direction of the employee in various alternative investment funds, including a Company Common Stock fund. A participant's contributions to the VIP, up to a maximum of 3% of salary, are matched 25% by the Bank. The VIP also contains a profit sharing component which provides for discretionary contributions by the Bank to eligible employees. Participant accounts are credited on a pro rata basis according to salary levels. Profit sharing contributions vest after five years. Amounts contributed by the Bank to the VIP for the account of the named executive officers are included in the summary compensation table above.

                                     14



Supplemental Benefit Plans

    The Board of Directors of the Bank has adopted an Excess Benefit Plan ("EBP") and a Supplemental Executive Retirement Plan ("SERP") to provide certain additional retirement benefits to Messrs. Meacham and Ward. The EBP provides that Messrs. Meacham and Ward shall receive an annual allocation of stock units representing shares of common stock. The number of stock units allocable to the executive's benefit each year shall be equal to the difference between the annual allocation of shares that would have been made to him in the ESOP, assuming that his compensation was $235,840, the previous limitation under the Internal Revenue Code prior to amendments which reduced such limitation, which is currently $160,000 as set forth in Section 401(a)(17) of the Internal Revenue Code, minus the number of shares actually allocated to his ESOP account in a particular year. The SERP provides that Messrs. Meacham and Ward shall receive a supplemental retirement benefit at or after the executive's normal retirement date which is calculated to produce a deferred retirement benefit payable by the Bank based on final average earnings, as defined, with certain offsets, and a reduction in the case of early retirement. Amounts contributed by the Bank to the EBP for the account of the named executive officers are included in the summary compensation table above.

Compensation Committee

    Executive compensation philosophy, policies, and programs are the responsibility of the Compensation and Benefits Committee of the Board of Directors. During 2001, the members of the committee were Messrs. Colen, Beyer and Mirabile and Ms. Harmelin. No member of the committee is a current or former officer or employee of the Bank or any of its subsidiaries. The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Compensation Committee

    The members recognize that Commonwealth must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for executives is primarily banks of a similar asset size located in the northeastern quadrant of the United States.

    The current compensation program permits recognition of individual contribution, business unit results, and overall corporate results. Currently, executive compensation comprises base salary, short-term incentives, and stock grants.

    Base Salary. The Compensation and Benefits Committee establishes base salaries for executives of Commonwealth by conducting an annual review utilizing salary survey data provided by an external compensation consultant. It is the intention of the Committee to pay base salaries at, or slightly below, the average salary paid by competitive banks.

    Incentive Plan. The incentive portion of the executives' total compensation program is tied to the achievement of specific individual and group corporate results. Because it is the committee's intention to link a significant portion of executive pay to changes in shareholder value, the annual incentive bonus will include annual financial measures that are highly correlated to market indicators, such as net income, earnings per share, cash flow, and/or return on equity. Also, the Committee's intention is to offset conservative base salaries with significant upside potential via annual incentives (and stock plans) to provide for above average total remuneration in years when Commonwealth has outstanding performance.

    Tax Deductibility. At this point, and for the foreseeable future, Commonwealth does not anticipate problems with tax deductibility of executive compensation. If, in the future, this becomes a concern, the Compensation and Benefits Committee will revisit the issue.

                                  Joseph E. Colen, Jr.
                                  George C. Beyer, Jr.
                                  Joanne Harmelin
                                  Harry P. Mirabile

                                     15



Performance Graph

    The following graph compares the yearly cumulative total return relating to the Common Stock for the five-year period from December 31, 1996 to December 31, 2001 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), and
(ii) the yearly cumulative return on the stocks included in the Nasdaq Stock Market Financial Stock Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                              [GRAPH]

                                  nasdaq
                       nasdaq    financial       cmsb
                      stock mkt   stocks         stock

           Dec-96      100.000   100.000        100.000
           Jun-97      111.899   121.454        110.141
           Dec-97      122.477   152.927        134.675
           Jun-98      147.283   158.012        156.557
           Dec-98      172.681   148.572        107.323
           Jun-99      211.833   162.890        125.058
           Dec-99      320.894   147.582        117.127
           Jun-00      313.241   128.292         83.812
           Dec-00      193.012   159.398        109.116
           Jun-01      169.811   172.996        128.379
           Dec-01      153.153   175.343        161.220










                                     16



                   RATIFICATION OF APPOINTMENT OF AUDITORS

General

    The Board of Directors of the Company has appointed Beard Miller Company LLP ("Beard Miller"), independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by Beard Miller that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Beard Miller will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Change In Auditors

    The Company's financial statements for the year ended December 31, 2001 and prior years were audited by Arthur Andersen LLP ("Arthur Andersen"). The engagement of Arthur Andersen was terminated by the Board of Directors in March 2002 upon the completion of Arthur Andersen's report on the financial statements for the fiscal year ended December 31, 2001. Beard Miller was engaged in January 2002 to audit the Company's financial statements for the
fiscal year ending December 31, 2002.   In connection with their audit for the
years ended December 31, 2001 and 2000 and during the subsequent interim period preceding the replacement of Andersen there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Arthur Andersen's report on the financial statements for 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During 2001 and 2000 and the subsequent interim period preceding Arthur Andersen's replacement, Arthur Andersen did not advise, and has not indicated to the Company that it had reason to advise, the Company of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act. During 2001 and 2000 and the subsequent interim period preceding the selection of Beard Miller, the Company had not consulted Beard Miller regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.

Audit Fees

       The aggregate amount of the fees billed by Arthur Andersen for its audit of the Company's financial statements for the year ended December 31, 2001, its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year, and its examination of the Company's internal control over financial reporting was $112,000.

Financial Information Systems Design and Implementation

  There were no fees billed by Arthur Andersen for financial information systems design and implementation services provided to the Company during 2001.

All Other Fees

  The aggregate amount of the fees billed by Arthur Andersen for all other services rendered to the Company during 2001 was $113,650. These services consisted primarily of tax compliance and consulting services, as well as assurance and consulting services relating to certain employee benefit plans.

  The Board of Directors and its Audit Committee considered the compatibility of the non-audit services to be provided to the Company by Beard Miller in 2002 on the independence of Beard Miller from the Company in evaluating

                                     17



whether to appoint Beard Miller to perform the audit of the Company's financial statements for the year ending December 31, 2002.

  The Board of Directors recommends that you vote FOR the ratification of the appointment of Beard Miller Company LLP as independent auditors for 2002.

                            STOCKHOLDER PROPOSALS

  Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2003, must be received at the principal executive offices of the Company, 2 West Lafayette Street, Norristown, Pennsylvania 19401, Attention: Charles H. Meacham, Chairman of the Board and Secretary, no later than November 15, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

  Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than December 16, 2002.

                               ANNUAL REPORTS

  A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

  Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission under the Exchange Act. Such written requests should be directed to Charles M. Johnston, Chief Financial Officer, Commonwealth Bancorp, Inc., 2 West Lafayette Street, Norristown, Pennsylvania. The Form 10-K is not part of the proxy solicitation materials.

                                OTHER MATTERS

  Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

  The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                     18



                                                               REVOCABLE PROXY

COMMONWEALTH BANCORP, INC.

     This proxy is solicited on behalf of the Board of Directors of Commonwealth Bancorp, Inc. for use at the Annual Meeting of Stockholders to be held on April 16, 2002 and at any adjournment.

     The undersigned hereby appoints the Board of Directors of Commonwealth Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 1, 2002 at the Annual Meeting of Stockholders to be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania, on April 16, 2002, at 9:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

 [ ] FOR all nominees listed      [ ] WITHHOLD AUTHORITY
     below (except as marked          to vote for all nominees
     to the contrary below)           listed below

Nominees for a three-year term expiring in 2005:

Joseph E. Colen, Jr., Michael T. Kennedy and Patrick J. Ward

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________________


2. PROPOSAL to ratify the appointment of Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002.

    [ ] FOR     [ ] AGAINST      [ ] ABSTAIN



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                    (Continued on reverse side)



     This proxy is solicited by the Board of Directors. The shares of the Company's common stock will be voted as specified. If not otherwise specified, this proxy will be voted for the election of the Board of Director's nominees for director, for the proposal to ratify the auditors for 2002 and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.


Dated:___________, 2002


                                               ______________________________

                                               ______________________________
                                                         Signatures



Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

_______________________________________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

_______________________________________________________________________________














                          COMMONWEALTH BANCORP, INC.
                       ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Voluntary Investment Plan ("VIP") of Commonwealth Bank to vote the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") which were allocated to my account as of March 1, 2002 under the VIP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on April 16, 2002.

1.   ELECTION OF DIRECTORS

 [ ] FOR all nominees listed             [ ] WITHHOLD AUTHORITY
     below (except as marked                 to vote for all nominees
     to the contrary below)                  listed below

Nominees for a three-year term expiring in 2005:

Joseph E. Colen, Jr., Michael T. Kennedy and Patrick J. Ward

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________


2. PROPOSAL to ratify the appointment of Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002.

      [ ]  FOR      [ ]  AGAINST          [ ]  ABSTAIN


3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:_____________, 2002             _____________________________
                                      Signature

                                      If you return this card properly signed
                                      but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, your shares will not be voted.



                         COMMONWEALTH BANCORP, INC.
                       ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were allocated to my account as of March 1, 2002 under the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on April 16, 2002.

1.   ELECTION OF DIRECTORS

 [ ] FOR all nominees listed             [ ] WITHHOLD AUTHORITY
     below (except as marked                 to vote for all nominees
     to the contrary below)                  listed below

Nominees for a three-year term expiring in 2005:

Joseph E. Colen, Jr., Michael T. Kennedy and Patrick J. Ward

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________


2. PROPOSAL to ratify the appointment of Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002.

      [ ]  FOR      [ ]  AGAINST          [ ]  ABSTAIN


3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:_____________, 2002             _____________________________
                                      Signature

                                      If you return this card properly signed
                                      but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will not be voted by the Trustee in the same manner as the allocated shares under the ESOP have voted.



                         COMMONWEALTH BANCORP, INC.
                       ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustees of the trust created pursuant to a Recognition Plan of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were granted to me as of March 1, 2002 under a Recognition Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on April 16, 2002.

1.   ELECTION OF DIRECTORS

 [ ] FOR all nominees listed             [ ] WITHHOLD AUTHORITY
     below (except as marked                 to vote for all nominees
     to the contrary below)                  listed below

Nominees for a three-year term expiring in 2005:

Joseph E. Colen, Jr., Michael T. Kennedy and Patrick J. Ward

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________


2. PROPOSAL to ratify the appointment of Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002.

      [ ]  FOR      [ ]  AGAINST          [ ]  ABSTAIN


3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:_____________, 2002             _____________________________
                                      Signature

                                      If you return this card properly signed
                                      but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustees of the Recognition Plans as directed by the plan administrators in their discretion.







                                                                March 15, 2002


To: Participants in the Commonwealth Voluntary Investment Plan

    As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Voluntary Investment Plan ("VIP") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the VIP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the VIP are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to your account under the VIP. Your will receive other voting material for those shares owned by you individually and not under the VIP.

                                     Sincerely,




                                     Charles H. Meacham
                                     Chairman of the Board
                                      and Secretary







                                                                 March 15, 2002

To:  Participants in the Commonwealth Recognition Plans

     As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Management Recognition Plan for Officers, the Management Recognition Plan for Directors or the 1996 Recognition and Retention Plan (each a "Recognition Plan" or together the "Recognition Plans") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to a Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for a Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plans as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under a Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.


                                     Sincerely,




                                     Charles H. Meacham
                                     Chairman of the Board
                                      and Secretary






                                                    March 15, 2002


To:  Participants in the Commonwealth Bancorp, Inc. Employee Stock Ownership
     Plan

     As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. Your will receive other voting material for those shares owned by you individually and not under the ESOP.


                                     Sincerely,




                                     Charles H. Meacham
                                     Chairman of the Board
                                      and Secretary